Exhibit 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                      Structural and Collateral Term Sheet         June 21, 2004
--------------------------------------------------------------------------------
[Goldman Sachs logo]

               $455,498,100 (approximate) of Offered Certificates
          Wells Fargo Mortgage Backed Securities 2004-L Trust, Issuer
                Mortgage Pass-Through Certificates, Series 2004-L


Overview of the Offered Certificates

------------------------------------------------------------------------------------------------------------------------------------

                                                                     Expected       Initial        Estimated
                                 Approximate                          Credit         Pass-         Avg. Life        Principal
                                 Certificate        Ratings         Enhancement     Through          (yrs)         Payment Window
Certificates        Group        Balance (1)      S&P/Moody's       Percentage      Rate (2)      CPB / MAT (3)    To CPB / MAT (3)
------------------------------------------------------------------------------------------------------------------------------------
     A1               I          $94,437,000        AAA/Aaa               2.40%        4.825%        0.50/0.50   Jul 2004-Jun 2005/
                                                                                                                 Jul 2004-Jun 2005
------------------------------------------------------------------------------------------------------------------------------------
     A-2              I          $40,719,000        AAA/Aaa               2.40%        4.825%        1.25/1.25   Jun 2005-Dec 2005/
                                                                                                                 Jun 2005-Dec 2005
------------------------------------------------------------------------------------------------------------------------------------
     A-3              I          $70,329,000        AAA/Aaa               2.40%        4.825%        2.00/2.00   Dec 2005-Jan 2007/
                                                                                                                 Dec 2005-Jan 2007
------------------------------------------------------------------------------------------------------------------------------------
     A-4              I          $51,457,000        AAA/Aaa               2.40%        4.825%        3.00/3.00   Jan 2007-Dec 2007/
                                                                                                                 Jan 2007-Dec 2007
------------------------------------------------------------------------------------------------------------------------------------
     A-5              I          $41,631,000        AAA/Aaa               2.40%        4.825%        4.00/4.00   Dec 2007-Jan 2009/
                                                                                                                 Dec 2007-Jan 2009
------------------------------------------------------------------------------------------------------------------------------------
     A-6              I          $30,941,000        AAA/Aaa               2.40%        4.825%        5.00/5.00   Jan 2009-Dec 2009/
                                                                                                                 Jan 2009-Dec 2009
------------------------------------------------------------------------------------------------------------------------------------
     A-7              I          $46,837,000        AAA/Aaa               2.40%        4.825%        6.46/6.46   Dec 2009-Jan 2012/
                                                                                                                 Dec 2009-Jan 2012
------------------------------------------------------------------------------------------------------------------------------------
   A-8(4)             I          $68,135,000        AAA/Aaa               5.00%        4.825%       9.40/11.45   Jan 2012-Jun 2014/
                                                                                                                 Jan 2012-Jun 2034
------------------------------------------------------------------------------------------------------------------------------------
   A-9(5)             I           $1,865,000        AAA/Aa1               2.40%        4.825%       9.40/11.45   Jan 2012-Jun 2014/
                                                                                                                 Jan 2012-Jun 2034
------------------------------------------------------------------------------------------------------------------------------------
     B1               I           $5,945,000           AA                 1.10%        4.825%        6.28/6.95   Jul 2004-Jun 2014/
                                                                                                                 Jul 2004-Jun 2034
------------------------------------------------------------------------------------------------------------------------------------
     B2               I           $2,058,000           A                  0.65%        4.825%        6.28/6.95   Jul 2004-Jun 2014/
                                                                                                                 Jul 2004-Jun 2034
------------------------------------------------------------------------------------------------------------------------------------
     B3               I           $1,144,000          BBB                 0.40%        4.825%        6.28/6.95   Jul 2004-Jun 2014/
                                                                                                                 Jul 2004-Jun 2034
------------------------------------------------------------------------------------------------------------------------------------
     A-R              I                 $100        AAA/Aaa               2.40%        4.825%
------------------------------------------------------------------------------------------------------------------------------------

(1)   The Certificate Sizes are approximate and subject to a +/- 5% variance.
(2) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.
(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 20% CPR to the Weighted Average Roll Date, and to maturity.
(4)   Super senior certificate.
(5)   Super senior support certificate.

Preliminary Collateral Description

---------------------------------------------------------------------------------------------
     Preliminary Collateral Description (approximate)                 All Loans
---------------------------------------------------------------------------------------------
Aggregate Principal Balance                                          $457,001,512
---------------------------------------------------------------------------------------------
Average Principal Balance                                              $518,142
---------------------------------------------------------------------------------------------
WA Months To First Adjustment Date                                       120
---------------------------------------------------------------------------------------------
WA FICO                                                                  742
---------------------------------------------------------------------------------------------
Gross WAC                                                               5.087%
---------------------------------------------------------------------------------------------
Servicing Fee                                                           0.250%
---------------------------------------------------------------------------------------------
Master Servicing Fee                                                    0.010%
---------------------------------------------------------------------------------------------
Initial Pass Thru Rate                                                  4.827%
---------------------------------------------------------------------------------------------
Gross Margin                                                            2.750%
---------------------------------------------------------------------------------------------
California Percent                                                       56%
---------------------------------------------------------------------------------------------
1 Year CMT Index                                                         100%
---------------------------------------------------------------------------------------------
Equity take out Refinance Percent                                      14.543%
---------------------------------------------------------------------------------------------
Rate Ceiling                                                           10.087%
---------------------------------------------------------------------------------------------
Interest Only Percent                                                   0.000%
---------------------------------------------------------------------------------------------
Current Interest Rate Range                                        3.375% - 6.000%
---------------------------------------------------------------------------------------------
Range of Unpaid Principal Balance                                $90,000 - $1,463,000
---------------------------------------------------------------------------------------------
Mortgage Loan Cut off Date                                             06/01/04
---------------------------------------------------------------------------------------------
Primary Residence Percent                                              95.235%
---------------------------------------------------------------------------------------------
Single Family Dwellings Percent                                        90.687%
---------------------------------------------------------------------------------------------
Original LTV greater than 80% not covered by PMI                        0.000%
---------------------------------------------------------------------------------------------
WALTV                                                                   63.18%
---------------------------------------------------------------------------------------------
Remaining WAM (in months)                                                359
---------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                Preliminary Structural and Collateral Term Sheet   June 21, 2004
--------------------------------------------------------------------------------


Time Table

Cut-Off Date:                 June 1, 2004
Settlement Date:              June 29, 2004
Distribution Date:            25th of each month or the next business day
First Distribution Date:      July 26, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $455,498,100 of which $446,351,100 are expected to be rated AAA by S&P and Aaa or Aa1 by Moody's.

o Classes A-8 and A-9 represent a super senior and super senior support structure.

o The expected amount of credit support for each group of senior certificates will be approximately 2.40%.

o In general, the collateral consists of 10/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Home Mortgage, a division of Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9 and A-R Certificates (collectively the "Senior Certificates"). Further, the share of principal losses allocated to the super senior certificates will be borne by the super senior support certificates. In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

    ----------------------------------------------- ----------------------------

                  Distribution Date                         Pro Rata Share
    ----------------------------------------------- ----------------------------
                July 2004 - June 2009                             0%
                July 2009 - June 2010                            30%
                July 2010 - June 2011                            40%
                July 2011 - June 2012                            60%
                July 2012 - June 2013                            80%
                 July 2013 and after                             100%
    ----------------------------------------------- ----------------------------

If before the Distribution Date in July 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in July 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds.

Key Terms

Issuer:                      WFMBS 2004-L Trust

Underwriter:                 Goldman, Sachs & Co.

Seller:                      Wells Fargo Asset Securities Corporation

Master Servicer:             Wells Fargo Bank, NA

Trustee:                     Wachovia Bank, NA

Rating Agencies:             Two of Fitch, S&P or Moody's

Type of Issuance:            Public

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                Preliminary Structural and Collateral Term Sheet   June 21, 2004
--------------------------------------------------------------------------------


Servicer Advancing:          The Servicer is obligated to advance delinquent
                             mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:       The Master Servicer is required to cover
                             interest shortfall, for each Distribution Date, at the lesser of (i) the aggregate Prepayment Interest
                             Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A)
                             1/12th of 0.20% and (B) the aggregate Scheduled
                             Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master
                             Servicing Compensation for such Distribution Date.
                             Compensating Interest is not paid on curtailments.

Interest Accrual:            On a 30/360 basis; the accrual period is the
                             calendar month preceding the month of each Distribution Date.

The Mortgage Loans:          The Mortgage Loans consist of 100% 10/1 One-Year
                             CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage
                             Loans have a variable interest rate. None of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). All the
                             Mortgage Loans have Periodic Interest Rate Caps of
                             5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected Subordination:      2.40%

Other Certificates:          The following Classes of "Other Certificates" will
                             be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                             --------------- --------------- ---------------
                               Certificate    Orig. Balance        WAC
                             --------------- --------------- ---------------
                                    B4          $686,000         4.825%
                                    B5          $686,000         4.825%
                                    B6          $457,372         4.825%
                             --------------- --------------- ---------------

Clean Up Call:               10% of the Cut-off Date principal balance of the
                             Mortgage Loans.

Tax Treatment:               It is anticipated that the Offered Certificates
                             will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:           The Senior and Class B1 Certificates are expected
                             to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:        $25,000 for the Senior Certificates, except the
                             Class A-9 Certificates which will have a minimum denomination of $100,000.

Delivery:                    Class A1, B1, B2 and B3 Certificates - DTC


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.